                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):       November 24, 2003
                                                  -----------------------------

                          DELPHI FINANCIAL GROUP, INC.
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             (Exact name of registrant as specified in its charter)

          Delaware                  001-11462                   13-3427277
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(State or other jurisdiction       (Commission                (IRS Employer
     of incorporation)             File Number)             Identification No.)

 1105 North Market Street, Suite 1230, P.O. Box 8985, Wilmington, DE   19899
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(Address of principal executive offices)                             (ZIP Code)

Registrant's telephone number, including area code   302-478-5142
                                                     ------------
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Item 7. Financial Statements and Exhibits

(a)  Not applicable.
(b)  Not applicable.
(c)  Exhibits.

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
Exhibit Number    Description of Exhibits
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
     99.1         Registrant's November 24, 2003 press release.
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Item 9. Regulation FD Disclosure

On November 24, 2003, the Registrant issued a press release relating to the announcement of a cash dividend in the amount of $0.12 per share and a 3-for-2 common stock split to be paid in the form of a stock dividend, each dividend to be distributed on December 22, 2003 to holders of record on December 8, 2003, and certain changes to the Registrant's Board of Directors. A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Note: The information in this report (including the exhibit) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, unless incorporated by specific reference in such filing.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             DELPHI FINANCIAL GROUP, INC.

                                             /s/ ROBERT ROSENKRANZ
                                             ---------------------------
                                             Robert Rosenkranz
                                             Chairman of the Board, President
                                             and Chief Executive Officer
                                             (Principal Executive Officer)


Date: November 24, 2003